UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2013

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 27, 2013, DineEquity, Inc. (the “Corporation”), a Delaware corporation, issued a press release announcing its fourth quarter and fiscal 2012 financial results.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 2.02, including the related information set forth in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01    Regulation FD Disclosure.

On February 27, 2013, the Corporation also issued a press release regarding fiscal 2013 financial outlook.  A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The Corporation will host an investor conference call on February 27, 2013 to discuss its fourth quarter and fiscal 2012 financial results and its fiscal 2013 outlook.  The investor call will begin at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time).  A live webcast of the conference call will be available on the Investor Info section of the Corporation’s website in the Calls and Presentations section.

Finally, the Corporation also announced today that on February 26, 2013, the Board of Directors of the Corporation declared a first quarter cash dividend of $0.75 per share of common stock, payable on March 29, 2013, to the Corporation’s stockholders of record as of March 15, 2013.  The Corporation also announced that its Board of Directors approved a $100 million share repurchase authorization, effective immediately, which replaces the $45 million share repurchase authorization previously announced by the Corporation in August 2011.  A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press releases attached hereto as Exhibits  and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release Regarding Fourth Quarter and Fiscal 2012 Financial Results issued by the Corporation on February 27, 2013.
99.2	Press Release Regarding Guidance for Fiscal 2013 issued by the Corporation on February 27, 2013.
99.3	Press Release Regarding Capital Allocation Strategy issued by the Corporation on February 27, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2013	DINEEQUITY, INC.

	By:	/s/ Thomas W. Emrey
Thomas W. Emrey
Chief Financial Officer

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